SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 13, 2004
                                                        ------------------

                         Rushmore Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Texas                      000-24057                   75-2375969
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

          13355 Noel Road, Suite 300, Dallas, TX           75240
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         (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code: 972-450-6000

ITEM 5. Other Events and required FD Disclosure.

         On January 13, 2004, Rushmore Financial Group, Inc. issued a press release announcing its trade volume report for the month of December and for the fourth quarter ending December 31, 2003. Such press release is attached as
Exhibit 99.1 and incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

              99.1 Press Release of Rushmore Financial Group, Inc filed January 13, 2004.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RUSHMORE FINANCIAL GROUP, INC.
                                        (Registrant)

Date:  January 14, 2004                 By: /s/ Dewey M. Moore, Jr.
                                        -------------------------------
                                        Dewey M. Moore, Jr.
                                        Chief Executive Officer




                                  EXHIBIT INDEX

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 Exhibit #                    Description                                Page #
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    99.1     Press release of Rushmore Financial Group, Inc released       3
             January 13, 2004
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